Exhibit 32.1

CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Amended Quarterly Report of Magic Media Networks, Inc. (the "Company") on Form 10-QSB/A for the three months ending July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon Scott Venters, President, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 20, 2005

/s/ Gordon Scott Venters

Gordon Scott Venters, President and Chief Executive Officer (Principal Executive Officer) and Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)